UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2019

ENCANA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	1-15226	98-0355077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of Principal Executive Offices) (Zip Code)

(403) 645-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Introductory Note

As previously announced, on February 13, 2019, Encana Corporation (“Encana”), completed its previously announced acquisition of Newfield Exploration Company, a Delaware corporation (“Newfield”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 31, 2018, by and among Encana, Neapolitan Merger Corp., a Delaware corporation and an indirect, wholly-owned subsidiary of Encana (“Merger Sub”), and Newfield. Pursuant to the Merger Agreement, Merger Sub merged with and into Newfield, with Newfield surviving the merger as an indirect, wholly-owned subsidiary of Encana (the “Merger”).

As further described below, Encana and Newfield have entered into supplemental indentures pursuant to which (i) Encana has fully and unconditionally guaranteed payment on certain series of outstanding notes previously issued by Newfield and (ii) Newfield has fully and unconditionally guaranteed payments on certain series of outstanding notes previously issued by Encana.

In addition, as further described below, in connection with the execution of the supplemental indentures referred to above, Newfield has guaranteed Encana’s obligations under Encana’s Credit Agreement (as defined below).

Supplemental Indentures

(a)	Encana guarantee of Newfield outstanding notes

On March 1, 2019, Encana, as guarantor, entered into a fifth supplemental indenture (the “Newfield Supplemental Indenture”) with Newfield, as issuer, and U.S. Bank National Association, a national banking association (“U.S. Bank”), as trustee, to the senior indenture, dated as of February 28, 2001 (as amended and supplemented, the “Newfield Indenture”) between Newfield and U.S. Bank, as successor trustee to Wachovia Bank, National Association (formerly First Union National Bank), pursuant to which Encana agreed to fully and unconditionally guarantee (the “Encana Guarantee”) the due and punctual payment of the principal of, premium, if any, and interest on Newfield’s (i) 5 3/4% senior notes due 2022 (the “2022 Newfield Notes”), issued pursuant to a second supplemental indenture, dated as of September 30, 2011, to the Newfield Indenture, (ii) 5 5/8% senior notes due 2024 (the “2024 Newfield Notes”), issued pursuant to a third supplemental indenture, dated as of June 26, 2012, to the Newfield Indenture, and (iii) 5 3/8% senior notes due 2026 (the “2026 Newfield Notes” and together with the 2022 Newfield Notes and the 2024 Newfield Notes, the “Newfield Notes”), issued pursuant to a fourth supplemental indenture, dated as of March 10, 2015, to the Newfield Indenture, which Newfield Notes constitute all of the issued and outstanding series of debt securities issued pursuant to the Newfield Indenture as of the date hereof. As of the date hereof, the Newfield Notes are outstanding in the following aggregate principal amounts: $750 million of 2022 Newfield Notes; $1 billion of 2024 Newfield Notes; and $700 million of 2026 Newfield Notes.

The Newfield Supplemental Indenture provides that the Encana Guarantee shall be automatically and unconditionally released and discharged, and Encana shall be automatically and unconditionally released and discharged from all of its obligations under the Encana Guarantee and its obligations under the Newfield Indenture, without any action by Newfield, Encana or U.S. Bank, upon (i) satisfaction and discharge of the Newfield Indenture or (ii) legal defeasance of the Newfield Notes, each in accordance with the terms of the Newfield Indenture. All other material terms of the Newfield Indenture and the Newfield Notes remain unchanged.

The Newfield Indenture provides for customary events of default, which are applicable to the Encana Guarantee. These customary events of default, which are set forth in Article 5 of the Newfield Indenture, include but are not limited to nonpayment of principal or interest, breach of covenants in the Newfield Indenture and certain events of bankruptcy. Generally, if an event of default occurs, U.S. Bank or holders of at least 25% in aggregate principal amount of the then outstanding Newfield Notes of the affected series may declare such Newfield Notes to be immediately due and payable.

The foregoing descriptions of the Newfield Supplemental Indenture and the Newfield Indenture do not purport to be complete and are qualified in their entirety by the actual Newfield Supplemental Indenture and Newfield Indenture, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Newfield guarantee of Encana outstanding notes

On March 1, 2019, Newfield, as guarantor, Encana, as issuer, and The Bank of New York Mellon (formerly known as The Bank of New York) (“BNYM”), as trustee, entered into: (i) the third supplemental indenture (the “2000 Encana Supplemental Indenture”), to the indenture, dated as of September 15, 2000 (as amended and supplemented, the “2000 Encana Indenture”), between Encana (as successor by amalgamation to Alberta Energy Company Ltd.) and BNYM, as trustee; (ii) the first supplemental indenture (the “2003 Encana Supplemental Indenture”) to the indenture, dated as of October 2, 2003 (as amended and supplemented, the “2003 Encana Indenture”), between Encana and BNYM, as trustee; (iii) the fifth supplemental indenture (the “2001 Encana Supplemental Indenture”) to the indenture, dated as of November 5, 2001 (as amended and supplemented, the “2001 Encana Indenture”), between Encana (as successor by amalgamation to PanCanadian Petroleum Limited) and BNYM, as successor trustee to The Bank of Nova Scotia Trust Company of New York; (iv) the first supplemental indenture (the “2007 Encana Supplemental Indenture”) to the indenture, dated as of August 13, 2007 (as amended and supplemented, the “2007 Encana Indenture”), between Encana and BNYM, as trustee; and (v) the first supplemental indenture (the “2011 Encana Supplemental Indenture” and together with the 2000 Encana Supplemental Indenture, the 2003 Encana Supplemental Indenture, the 2001 Encana Supplemental Indenture and the 2007 Encana Supplemental Indenture, the “Encana Supplemental Indentures”) to the indenture, dated as of November 14, 2011 (as amended and supplemented, the “2011 Encana Indenture” and together with the 2000 Encana Indenture, the 2003 Encana Indenture, the 2001 Encana Indenture and the 2007 Encana Indenture, the “Encana Indentures”), between Encana and BNYM, as trustee.

Pursuant to the Encana Supplemental Indentures, Newfield agreed to fully and unconditionally guarantee (collectively, the “Newfield Guarantees”) the due and punctual payment of the principal of, premium, if any, and interest on Encana’s (i) 6.50% notes due May 15, 2019 (the “2019 Encana Notes”), (ii) 3.90% notes due November 15, 2021 (the “2021 Encana Notes”), (iii) 8.125% notes due September 15, 2030 (the “2030 Encana Notes”), (iv) 7.20% notes due November 1, 2031 (the “7.2% 2031 Encana Notes”), (v) 7.375% notes due November 1, 2031 (the “7.375% 2031 Encana Notes”), (vi) 6.50% notes due August 15, 2034 (the “2034 Encana Notes”), (vii) 6.625% notes due August 15, 2037 (the “2037 Encana Notes”), (viii) 6.50% notes due February 1, 2038 (the “2038 Encana Notes”), and (ix) 5.15% notes due November 15, 2041 (the “2041 Encana Notes” and collectively, the “Encana Notes”), which Encana Notes constitute all of the issued and outstanding series of debt securities issued pursuant to the Encana Indentures as of the date hereof. All other material terms of the Encana Indentures and the Encana Notes remain unchanged. As of the date hereof, the Encana Notes are outstanding in approximately the following aggregate principal amounts: $500 million of 2019 Encana Notes; $600 million of 2021 Encana Notes; $300 million of 2030 Encana Notes; $350 million of 7.2% 2031 Encana Notes; $500 million of 7.375% 2031 Encana Notes; $750 million of 2034 Encana Notes; $462 million of 2037 Encana Notes; $505 million of 2038 Encana Notes; and $244 million of 2041 Encana Notes.

Each Encana Supplemental Indenture provides that the applicable Newfield Guarantee shall be automatically and unconditionally released and discharged, and Newfield shall be automatically and unconditionally released and discharged from all of its obligations under such Newfield Guarantee and its obligations under the applicable Encana Indenture, without any action by Encana, Newfield or BNYM, upon the occurrence of any of the following: (i) such time as Newfield no longer has outstanding any debt securities guaranteed by Encana, whether because such debt securities have matured or have been redeemed or repurchased and cancelled, or otherwise; (ii) satisfaction and discharge of such Encana Indenture, in accordance with the terms thereof; or (iii) legal defeasance of the applicable Encana Notes, in accordance with the terms of such Encana Indenture. All other material terms of the Encana Indentures and the Encana Notes remain unchanged.

Each Encana Indenture provides for customary events of default, which are applicable to the Newfield Guarantees. These customary events of default, which are set forth in Article 5 of each Encana Indenture, include but are not limited to nonpayment of principal or interest, breach of covenants in the applicable Encana Indenture and certain events of bankruptcy. Generally, if an event of default occurs, BNYM or holders of at least 25% in aggregate principal amount of the then outstanding Encana Notes of the affected series may declare such Encana Notes to be immediately due and payable.

The foregoing descriptions of the Encana Supplemental Indentures do not purport to be complete and are qualified in their entirety by the actual Encana Supplemental Indentures, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Copies of the Encana Indentures have been previously filed as exhibits to Encana’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Commission on February 28, 2019.

Credit Agreement Guarantee

On March 1, 2019, pursuant to a Guarantee dated as of March 1, 2019 (the “Credit Agreement Guarantee”), whereby Newfield agreed to guarantee Encana’s obligations under Encana’s Restated Credit Agreement (the “Credit Agreement”), dated as of July 16, 2015, among Encana, as borrower, the financial and other institutions named therein, as lenders, and Royal Bank of Canada, as agent, as amended by the First Amending Agreement dated as of March 28, 2018. The Credit Agreement Guarantee shall be automatically and unconditionally released and discharged upon the release of the Newfield Guarantees. Encana currently has no amounts outstanding under the Credit Agreement. The Credit Agreement provides for customary events of default, which are applicable to the Credit Agreement Guarantee. These customary events of default, which are set forth in Article 9 of the Credit Agreement, include nonpayment of borrowings, interest or fees, certain events of bankruptcy, and breach of covenants in the Credit Agreement. Generally, if an event of default occurs, the agent or the majority of the lenders may declare all or any of the amounts outstanding under the Credit Agreement to be immediately due and payable.

The foregoing description of the Credit Agreement Guarantee does not purport to be complete and is qualified in its entirety by the actual Credit Agreement Guarantee, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the Credit Agreement has previously been filed as an exhibit to Encana’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Commission on February 28, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above under the heading “Supplemental Indentures” is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Senior Indenture dated as of February 28, 2001 between Newfield Exploration Company, as Issuer, and First Union National Bank, as Trustee (the “Senior Indenture”) (incorporated by reference to Exhibit 4.1 to Newfield Exploration Company’s Current Report on Form 8-K filed with the Commission on February 28, 2001 (File No. 001-12534))

4.2	Second Supplemental Indenture, dated as of September 30, 2011, to Senior Indenture between Newfield Exploration Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.2 to Newfield Exploration Company’s Current Report on Form 8-K filed with the Commission on September 30, 2011 (File No. 001-12534))

4.3	Third Supplemental Indenture, dated as of June 26, 2012, to Senior Indenture between Newfield Exploration Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.2 to Newfield Exploration Company’s Current Report on Form 8-K filed with the Commission on June 26, 2012 (File No. 001-12534))

4.4	Fourth Supplemental Indenture, dated as of March 10, 2015, to Senior Indenture between Newfield Exploration Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.2 to Newfield Exploration Company’s Current Report on Form 8-K filed with the Commission on March 12, 2015 (File No. 001-12534))

4.5	Fifth Supplemental Indenture, dated as of March 1, 2019, among Encana Corporation, as Guarantor, Newfield Exploration Company, as Issuer and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee, to the Senior Indenture

4.6	Third Supplemental Indenture, dated as of March 1, 2019, among Newfield Exploration Company, as Guarantor, Encana Corporation, as Issuer, and The Bank of New York Mellon to the Indenture, dated as of September 15, 2000 between Encana Corporation (as successor by amalgamation to Alberta Energy Company Ltd.) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

4.7	First Supplemental Indenture, dated as of March 1, 2019, among Newfield Exploration Company, as Guarantor, Encana Corporation, as Issuer, and The Bank of New York Mellon to the Indenture, dated as of October 2, 2003, between Encana Corporation and The Bank of New York Mellon, as Trustee

4.8	Fifth Supplemental Indenture, dated as of March 1, 2019, among Newfield Exploration Company, as Guarantor, Encana Corporation, as Issuer, and The Bank of New York Mellon to the Indenture, dated as of November 5, 2001, between Encana Corporation (as successor by amalgamation to PanCanadian Petroleum Limited) and The Bank of New York Mellon, as successor Trustee to The Bank of Nova Scotia Trust Company of New York

4.9	First Supplemental Indenture, dated as of March 1, 2019, among Newfield Exploration Company, as Guarantor, Encana Corporation, as Issuer, and The Bank of New York Mellon to the Indenture, dated as of August 13, 2007, between Encana Corporation and The Bank of New York Mellon, as Trustee

4.10	First Supplemental Indenture, dated as of March 1, 2019, among Newfield Exploration Company, as Guarantor, Encana Corporation, as Issuer, and The Bank of New York Mellon to the Indenture, dated as of November 14, 2011, between Encana Corporation and The Bank of New York Mellon, as Trustee

4.11	Guarantee, dated as of March 1, 2019, by Newfield Exploration Company, guaranteeing Encana Corporation’s obligations under Encana Corporation’s Restated Credit Agreement, dated as of July 16, 2015, among Encana Corporation, as borrower, the financial and other institutions named therein, as lenders, and Royal Bank of Canada, as agent, as amended by the First Amending Agreement dated as of March 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2019	ENCANA CORPORATION

	By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary